UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Sanmina Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on March 7, 2016. SANMINA CORPORATION You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of SANMINA CORPORATION ATTN: PAIGE BOMBINO 2700 NORTH FIRST STREET SAN JOSE, CA 95134 the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. proxy materials and voting instructions. M98919-P71166 See the reverse side of this notice to obtain Meeting Information Meeting Type:Annual Meeting For holders as of:January 15, 2016 Date: March 7, 2016Time: 11:00 AM PST Location: 30 E. Plumeria Drive San Jose, California 95134

Before You Vote How to Access the Proxy Materials Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. How To Vote Please Choose One of the Following Voting Methods marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. M98920-P71166 Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Proxy Materials AAvvaaiillaabbllee ttooVVIEIEWWoorrRREECCEEIVIVEE: : NOTICE AND PROXY STATEMENTFORM 10-K How to View Online: following page) and visit: www.proxyvote .com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before February 22, 2016 to facilitate timely delivery.

The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees: The Board of Directors recommends you vote FOR proposals 2, 3 and 4. 1a. Neil R. Bonke 2. Pr oposal to ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accountants of Sanmina Corporation for its fiscal year ending October 1, 2016: 1b. Michael J. Clarke 1c. Eugene A. Delaney 3. Proposal to approve the amendment of Sanmina Corporation's 2009 Incentive Plan (i) to increase the number of shares of common stock reserved for issuance under the plan by 1,900,000 shares, and (ii) to limit the aggregate value of awards that can be granted each year to each non-employee board member to no more than $900,000: 1d. John P. Goldsberry 1e. Joseph G. Licata, Jr. 1f. Mario M. Rosati 4. Proposal to approve, on an advisory (non-binding) basis, the compensation of Sanmina Corporation's named executive officers, as disclosed in the Proxy Statement for the 2016 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and the other related disclosure. 1g. Wayne Shortridge 1h. Jure Sola 1i. Jackie M. Ward NOTE: This proxy shall be voted in the discretion of the proxy holders upon such other business as may properly come before the meeting or any adjournment thereof. M98921-P71166 Voting Items

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